INVESTOR UPDATE Q4 2019

Western Alliance Bank Overview NYSE: WAL $26B+ Headquarters: Phoenix, AZ Regional Footprint in assets IPO: 2005 National Presence Market Cap1: $5.1B Top Performing Commercial Client Focused Bank Shares Outstanding: 102.6M Institutional Ownership: 88% Insider Ownership: 8% 22.5% tangible book Dividend Yield1: 2.0% value 5-Year Forward P/E1: 10.1x CAGR Employees: 1,800+ Serving a diverse range commercial clients, from Locations: 47 corporate and small business to public and non-profit borrowers, across numerous industries nationwide 20.4% loan growth S&P GLOBAL MARKET INTELLIGENCE (LTM) #1 Regional Bank, 2019 5 regional banking divisions with a branch-light BANK DIRECTOR MAGAZINE footprint serving attractive markets in Arizona, #1 Regional Bank, 2019 Bank Performance Scorecard Nevada, and California 20.2% FORBES ROTCE Top 10 “Best Banks in 10+ specialized National Business Lines America” list 2016-2019 (LTM) 1) Market data as of October 25, 2019; stock price of $49.36 2

WAL’s Value Proposition 1 Diversified business model allows flexibility to sustain growth across market cycles 2 Robust risk-adjusted loan and deposit growth 3 Industry-leading profitability 4 Conservative credit culture 5 Top-decile efficiency produces strong operating leverage 6 Shareholder-focused capital management 7 Seasoned and invested leadership team A highly adaptable and efficient model coupled with a conservative credit culture enables thoughtful growth and industry-leading profitability across market environments 3

1 Diversified Business Model Allows Flexibility to Sustain Growth WAL can actively adapt business and capital allocation in response to changing external environment Regional Growth trajectory Banking Residential Ample growth maintained with Divisions Mortgage Initiative potential prudent credit risk management NBLs Geographic Growth Organic Diversification Trajectory Growth C&D Superior total Dividends Risk- Deep segment & Capital shareholder Adjusted product expertise Allocation returns without Share Yields supports cyclical curtailing growth Repurchases Hotel business lines Franchise Risk Operating Finance M&A Management Leverage Mortgage HOA Warehouse Highly efficient Pristine asset Capital Call Corporate Lines Finance lending & deposit quality platforms Illustrative as business objectives are not mutually exclusive and image does not represent full suite of WAL divisions, products and services. 4

2 Robust Risk-Adjusted Loan Growth Diversified by product, client-type and geography emphasizing underwriting discipline • Diverse mix of regionally-focused Diversified Business Mix commercial banking divisions & nationally- oriented specialized businesses Loans by Product Type Loans by Rate Type Resi. & Consumer • Leverages deep segment expertise to 10% provide specialized banking services to niche Const. & Land Fixed markets across the country 11% LIBOR Rate C&I Based 31% • National reach enables selective 43% 40% relationships with highest asset quality and CRE, NOO 25% profitability CRE, Prime Term OO Based Adjustable 11% 20% 9% Loan and Loan Yields 5.43% 5.62% 5.82% 5.92% 6.00% 5.23% 5.18% 5.40% $20.0 5.00% $20.2 $17.7 4.00% $15.0 $13.2 $15.1 3.00% 20.8%$10.0 $11.1 2.00% CAGR $8.4 $5.0 1.00% $6.8 0.00% $0.0 2013 2014 2015 2016 2017 2018 YTD'19 Dollars in billions 5

National Business Lines Targeting Attractive Industries Segment-focused model supports superior client value and company risk management • NBLs provide dedicated lending and deposit banking WAL Loans by Segment NBL Composition services to niche markets No Cal • Industry and nationwide geographic diversification 6% Hotel Nevada with centralized, sophisticated management Other Franchise 11% 18% • Unique client types and specialized banking 26% So Cal National requirements are supported by WAL’s value-added 11% Business Resi. Mortgage Lines Corp. Fin. offerings 52% 17% Arizona 11% − Strong returns with conservative underwriting and Tech & Public & 20% NonProfit structuring Innov. 13% 15% NBL Loans and NBLs as a Percentage of Total WAL Loans 55% 52% 49% $12.0 50% 44% $10.0 45% 43% $10.5 $8.0 40% $8.6 32.6% 32% $6.0 35% $6.7 CAGR 30% $5.7 $4.0 25% $3.6 $2.0 20% $0.0 2015 2016 2017 2018 YTD'19 Dollars in billions 6

Stable, Low Cost Deposit Franchise Diversified funding channels reflect long-term, stable relationships • $22.4bn in stable deposits, typically tied to lending Solid Noninterest-Bearing Deposit Base relationship • Scalable national funding channels, such as HOA, Tech. CDs & Innovation, life sciences and capital call lines 10% Nonint. • Core deposits fund balance sheet growth Bearing DDA 39% − Deposits compose 98% of total funding MMDA & − 90% Loan-to-Deposit ratio Savings 40% Interest • 39% of total deposits are noninterest-bearing DDA 11% Deposits, Borrowings, and Cost of Funds 0.89% $25.0 0.64% $0.4 0.39% 0.36% 0.30% 0.31% 0.37% $20.0 $0.9 0.40% $0.8 $8.7 27.0% $0.4 $15.0 $7.5 CAGR $0.4 $7.4 -0.40% $5.6 $10.0 $0.5 $0.5 $4.1 $2.3 16.9% $2.2 $11.7 $13.7 -1.20% $5.0 $8.9 $9.5 CAGR $5.6 $6.6 $7.9 $0.0 -2.00% 2013 2014 2015 2016 2017 2018 YTD'19 Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings Cost of Funds Dollars in billions Cost of Funds calculated as interest incurred on liabilities divided by the sum of average noninterest-bearing deposits plus interest-bearing liabilities, as reported by S&P Global Market Intelligence 7

3 Industry-Leading Profitability ROAA WAL Peers • Outstanding performance compared to peers with ROAA and ROATCE among highest in industry 2.05% 2.03% • Leading earning asset yield YTD of 5.38% 1.61% 1.72% 1.50% 1.56% 1.35% • Liquid securities portfolio mainly consists of MBS (69%) and Tax Exempt (24%) investments 1.30% 1.27% • Net Interest Income continues to rise through strong 1.00% 0.99% 0.98% 0.98% 0.97% earning asset growth despite Fed rate actions 2013 2014 2015 2016 2017 2018 YTD ROATCE Net Interest Margin WAL Peers WAL Peers 20.6% 4.58% 4.65% 4.68% 19.9% 4.51% 4.56% 18.5% 4.39% 4.42% 18.3% 17.8% 17.7% 18.3% 15.3% 14.5% 3.67% 3.69% 3.62% 3.62% 3.57% 11.7% 11.4% 11.5% 11.7% 11.4% 3.46% 3.52% 2013 2014 2015 2016 2017 2018 YTD 2013 2014 2015 2016 2017 2018 YTD Note: Peers consist of 75 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions, 8 as of June 30, 2019; S&P Global Market Intelligence

Reduced Asset Sensitivity with Asymmetric Return Profile Percentage Increase/(Decrease) to Net Interest Income • Nearly 70% of loans are variable rate (approx. $14bn) Down 100bps Scenario − $9.3 billion, or 66%, of variable rate loans have interest rate floors Shock Ramp1 • 22% of variable rate loans are at their floors • Deposit repricing lags loan repricing • Reduced IRR in 100bps parallel shock scenario to 4.8% from 6.6% at June 30, 2019 − Floors of variable rate loans increasingly in-the-money Up 100bps Scenario − Mix shift to fixed rate residential loans Shock Ramp3 1) Assumes a gradual monthly parallel shift of -8.3bps over a 12-month period 9 2) Assumes a gradual monthly parallel shift of +8.3bps over a 12-month period

4 Conservative Credit Culture Credit quality is placed before profitability Reserve / Total Loans • Strong risk management culture and framework 1.47% WAL Peers established throughout organization 1.31% − Model focused on process-driven early elevation 1.07% 1.22% 1.00% and speed to resolution 0.93% 1.09% 0.86% 0.82% − Leverage Segment Specialists to apply best 0.99% 0.95% practices to industry- or product-specific risks 0.85% 0.81% 0.77% • Balance sheet diversified since last credit cycle 2013 2014 2015 2016 2017 2018 MRQ Non-Performing Assets1 / Total Assets Net Charge-Offs / Average Loans 0.50% 1.53% WAL Peers WAL Peers 1.18% 0.24% 0.25% 0.14% 0.11% 0.12% 0.12% 0.13% 0.13% 0.12% 0.65% 0.78% 0.51% 0.00% 0.43% 0.37% 0.06% 0.62% 0.02% 0.01% 0.02% 0.55% 0.29% 0.47% -0.07% -0.06% 0.36% 0.20% 0.25% -0.25% 2013 2014 2015 2016 2017 2018 MRQ 2013 2014 2015 2016 2017 2018 YTD 1) Nonperforming assets excluding Troubled Debt Restructuring Peers consist of 75 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions, as of June 30, 2019 10 Source: S&P Global Market Intelligence

Asset Quality Stable Relative to Overall Balance Sheet Growth While loans have historically seen double digit growth, adversely graded loans and non- performance assets have been consistent Non-Performing Assets and Adversely Graded Assets as a Percentage of Total Assets $400 Over last 5 years, less than 1% of Special 4.3% Mention loans have migrated to loss 1.4% $312 2.9% $353 2.5% $343 1.4% 2.1% $355 $439 1.9% $316 1.7% 1.4% 0.9% 0.8% 0.5% 0.7% 0.2% 0.1% 2013 2014 2015 2016 2017 2018 MRQ OREO NPLs Classified Accruing Loans Special Mention Loans Dollars in millions Accruing TDRs total $45.0mm; Amounts are net of total PCI credit and interest rate discounts of $4.7 million as of September 30, 2019 11

5 Top Decile Efficiency Produces Strong Operating Leverage Track record of simultaneously driving industry-leading growth and efficiency • Continued focus on expense management, while investing in growth initiatives and scalable infrastructure to be a leading nationwide banking platform 65.0% 63.1% 61.2% 59.9% 60.0% 58.9% 57.5% 55.0% 54.5% 55.0% 52.1% 50.0% 47.4% 45.2% 45.0% 43.2% 43.0% 42.8% 41.5% 40.0% 2013 2014 2015 2016 2017 2018 YTD WAL Peers Efficiency ratio for WAL and Peers as calculated and reported by SNL Financial / S&P Global Market Intelligence Peers consist of 75 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions, as of June 30, 2019; Source: S&P Global Market Intelligence 12

6 Shareholder-Focused Capital Management WAL consistently generates more capital than needed to support organic growth • Endeavor to provide superior total shareholder return Growth in TBV per Share without curtailing growth • Strong returns bolsters capital above peers WAL 228% • WAL has opportunistically repurchased 3.6mm shares or WAL with Dividends Added Back 225% Peer Avg 3.4% of outstanding shares under the repurchase plan Peer Avg with Dividends Added Back • Initiated $0.25 quarterly dividend in 3Q19 • Disciplined M&A appetite Robust Capital Levels 10.3% 10.1% 76% 9.0% 8.8% 56% 8.4% 7.4% 2013 2014 2015 2016 2017 2018 MRQ Q4 2013 Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018 YTD Tier 1 Common TCE Peer TCE Note: Peers consist of 75 major exchange traded banks with total assets between $10B and $100B as of June 30, 2019, excluding target banks of pending acquisitions; S&P Global Market Intelligence 13

Sound Balance Sheet Well-Positioned for the Future Strategic positioning supports ongoing versatility of business model • Net charge-offs bottom • Loan growth funded through quartile versus peers core deposits • Strategic balance sheet • $5.6bn in unused borrowing reallocation towards low capacity (correspondent LTV residential real High- Strong banks, FHLB & FRB) estate Quality Liquidity • $2.6bn unpledged Assets Access marketable securities Significant Robust • TCE / TA 110 bps higher • Leading ROA and than peer median Capital Cash Operating PPNR ROA • TBV per share grown 3x Levels Generation • Top decile ROATCE peer group • High operating leverage • Strong regulatory capital • Total RBC: 12.6% • CET1: 10.3% Note: Peers consist of 75 major exchange traded banks with total assets between $10B and $100B as of June 30, 2019, excluding target banks of pending acquisitions; S&P Global Market Intelligence 14

7 Seasoned and Invested Leadership Team Management averages 27+ years of industry experience. Insider ownership of ~8% Kenneth A. Vecchione Dale M. Gibbons Chief Executive Officer Vice Chairman, Chief Financial Officer 12 total years at WAL 16 years at WAL 35+ years experience, including 30+ years in commercial banking senior positions in financial services • Appointed CEO in April 2018 • Ranked #1 Best CFO overall, among Mid-cap and • Has served on Western Alliance Board of Directors since Small-cap banks, by Institutional Investor magazine 2007 and was WAL’s COO from 2010 – 2013 (2017 & 2018) • Previously, served in senior leadership positions at • CFO and Secretary of the Board at Zions MBNA Corp., Apollo Global Management, and Citi card Bancorporation (1996 – 2001) services Timothy Bruckner Robert McAuslan Executive Vice President, Chief Credit Officer Chairman of Senior Loan Committee 3 years at WAL 7 years at WAL 15+ years in senior credit administration 25+ years in senior credit administration • Previously, served as Managing Director of Arizona • Previously, served as Chief Credit Officer of WAL from Commercial Banking at BMO Harris Bank and as a Senior Feb 2011 – March 2019 Vice President in a variety of divisions including Manager of • Senior Credit Executive for western U.S. markets with the Special Assets Division, President of M&I Business Mutual of Omaha Bank and EVP, Senior Credit Officer Credit and President of M&I Equipment Finance for western U.S. markets for BBVA / Compass Bank 15

Top Performing Bank with a Discounted Multiple WAL has experienced 16 consecutive quarters of EPS stability and growth • In addition to industry-leading growth, WAL produces top decile profitability amongst the Top 50 Banks1 Quarterly EPS & Stock Price WAL Rank Metric 3.0x WAL Stock Price 2.8x Total Assets 49th $26.3bn $1.24 Quarterly EPS th 2.5x Net Income (LTM) 29 $490mm 5 Year EPS CAGR2 6th 24.6% 2.0x ROAA (LTM) 1st 2.05% 1.5x ROAE (LTM) 2nd 17.9% Net Interest Margin (LTM) 3rd 4.6% 1.0x 1.1x $49.36 Efficiency Ratio (LTM) 5th 42.7% 0.5x Tangible Common Equity / 5th 10.1% $0.33 Tangible Assets 0.0x Net Charge-Offs / Avg. Loans 11th 0.03% $23.86 (LTM) -0.5x ALLL / Gross Loans 28th 0.82% 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 1) Top 50 Banks headquartered in the US by assets as of June 30, 2019 Price / 2020 Est EPS 36th 10.1x 2) LTM EPS ending Q3 2014 to LTM EPS ending Q3 2019 Market data as of October 25, 2019 Source: Median consensus estimates, S&P Global 16

Historical Valuation Multiples P / LTM EPS 23.0x WAL Peers 21.0x 19.0x 17.0x 15.0x 13.0x 12.8x 11.0x 10.5x 9.0x 12/31/13 6/30/14 12/31/14 6/30/15 12/31/15 6/30/16 12/31/16 6/30/17 12/31/17 6/30/18 12/31/18 6/30/19 P / TBV 375% 350% WAL Peers 325% 300% 275% 250% 225% 200% 199% 193% 175% 150% 12/31/13 6/30/14 12/31/14 6/30/15 12/31/15 6/30/16 12/31/16 6/30/17 12/31/17 6/30/18 12/31/18 6/30/19 Note: Peers consist of 75 publicly traded banks with total assets between $10B and $100B, excluding target banks of pending acquisitions, as of June 30, 2019; S&P Global Market Intelligence Market data as of October 25, 2019 17

WAL’s Value Proposition 1 Diversified business model allows flexibility to sustain growth across market cycles 2 Robust risk-adjusted loan and deposit growth 3 Industry-leading profitability 4 Conservative credit culture 5 Top-decile efficiency produces strong operating leverage 6 Shareholder-focused capital management 7 Seasoned and invested leadership team A highly adaptable and efficient model coupled with a conservative credit culture enables thoughtful growth and industry-leading profitability across market environments 18

Forward-looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, and future economic performance. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies, or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward- looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on accounting principles generally accepted in the United States (“GAAP”) and non- GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are included in the Company’s earnings release available in the Investor Relations portion of the Company’s website at http://investors.westernalliancebancorporation.com. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 19